                                               FRANKLIN TEMPLETON VALUEMARK INCOME PLUS
                                                    Allianz Life Variable Account B
                                        Cumulative and Average Annual Total Return Calculations

                                                 Original Purchase as of June 30, 1995
                                                  Valuation Date as of June 30, 1996


                                         Dollar                       Units This    Accum.      Accum.
   Date            Transaction           Amount        Unit Value       Trans.      Units        Value
   ----            -----------           ------        ----------       ------      -----        -----
                                             Growth and Income
6-30-95    Purchase                      $1,000.00      $15.11222373      66.172     66.172    $1,000.00
6-30-96    Current Value                                 18.14157976       0.000     66.172     1,200.46
Cumulative and Avg. Annual Total Return                                                           20.05% A

                                             Income Securities
6-30-95    Purchase                      $1,000.00      $18.24244923      54.817     54.817    $1,000.00
6-30-96    Current Value                                 20.44085417       0.000     54.817     1,120.51
Cumulative and Avg. Annual Total Return                                                           12.05% A

                                               Money Market
6-30-95    Purchase                      $1,000.00      $12.62219925      79.225     79.225    $1,000.00
6-30-96    Current Value                                 13.11596925       0.000     79.225     1,039.12
Cumulative and Avg. Annual Total Return                                                            3.91% A

                                             Rising Dividends
6-30-95    Purchase                      $1,000.00      $11.03504909      90.620     90.620    $1,000.00
6-30-96    Current Value                                 13.31084899       0.000     90.620     1,206.23
Cumulative and Avg. Annual Total Return                                                           20.62% A

                                    Templeton Developing Markets Equity
6-30-95    Purchase                      $1,000.00       $9.67842440     103.323    103.323    $1,000.00
6-30-96    Current Value                                 11.03044915       0.000    103.323     1,139.69
Cumulative and Avg. Annual Total Return                                                           13.97% A

                                     Templeton Global Asset Allocation
6-30-95    Purchase                      $1,000.00      $10.09661646      99.043     99.043    $1,000.00
6-30-96    Current Value                                 11.38243612       0.000     99.043     1,127.35
Cumulative and Avg. Annual Total Return                                                           12.74% A

                                          Templeton Global Growth
6-30-95    Purchase                      $1,000.00      $10.85475264      92.126     92.126    $1,000.00
6-30-96    Current Value                                 12.47898971       0.000     92.126     1,149.63
Cumulative and Avg. Annual Total Return                                                           14.96% A

                                      Templeton International Equity
6-30-95    Purchase                      $1,000.00      $13.00465580      76.896     76.896    $1,000.00
6-30-96    Current Value                                 14.79181647       0.000     76.896     1,137.42
Cumulative and Avg. Annual Total Return                                                           13.74% A

                                         Templeton Pacific Growth
6-30-95    Purchase                      $1,000.00      $13.01539431      76.832     76.832    $1,000.00
6-30-96    Current Value                                 15.18114534       0.000     76.832     1,166.40
Cumulative and Avg. Annual Total Return                                                           16.64% A

                                              Utility Equity
6-30-95    Purchase                      $1,000.00      $16.90593418      59.151     59.151    $1,000.00
6-30-96    Current Value                                 20.28737569       0.000     59.151     1,200.02
Cumulative and Avg. Annual Total Return                                                           20.00% A

A = (Accumulated Value as of June 30, 1996 - Accum. Value at Purch.)/Accum. Value at Purch.

                                                 Original Purchase as of June 30, 1993
                                                  Valuation Date as of June 30, 1996


                                         Dollar                       Units This    Accum.      Accum.
   Date            Transaction           Amount        Unit Value       Trans.      Units        Value
   ----            -----------           ------        ----------       ------      -----        -----
                                             Growth and Income
6-30-93    Purchase                     $1,000.00      $12.87788053       77.653     77.653    $1,000.00
6-30-94    Current Value                                13.00069386        0.000     77.653     1,009.54
6-30-95    Current Value                                15.11222373        0.000     77.653     1,173.50
6-30-96    Current Value                                18.14157976        0.000     77.653     1,408.74
Cumulative Total Return                                                                           40.87% A
Average Annual Total Return                                                                       12.10% B

                                             Income Securities
6-30-93    Purchase                     $1,000.00      $16.65047647       60.058     60.058    $1,000.00
6-30-94    Current Value                                16.57666096        0.000     60.058       995.57
6-30-95    Current Value                                18.24244923        0.000     60.058     1,095.61
6-30-96    Current Value                                20.44085417        0.000     60.058     1,227.64
Cumulative Total Return                                                                           22.76% A
Average Annual Total Return                                                                        7.08% B

                                               Money Market
6-30-93    Purchase                     $1,000.00      $11.99714210       83.353     83.353    $1,000.00
6-30-94    Current Value                                12.16194540        0.000     83.353     1,013.74
6-30-95    Current Value                                12.62219925        0.000     83.353     1,052.10
6-30-96    Current Value                                13.11596925        0.000     83.353     1,093.26
Cumulative Total Return                                                                            9.33% A
Average Annual Total Return                                                                        3.02% B

                                             Rising Dividends
6-30-93    Purchase                     $1,000.00      $10.22323737       97.816     97.816    $1,000.00
6-30-94    Current Value                                 9.72901110        0.000     97.816       951.66
6-30-95    Current Value                                11.03504909        0.000     97.816     1,079.41
6-30-96    Current Value                                13.31084899        0.000     97.816     1,302.02
Cumulative Total Return                                                                           30.20% A
Average Annual Total Return                                                                        9.20% B


                                      Templeton International Equity
6-30-93    Purchase                     $1,000.00      $10.02709125       99.730     99.730    $1,000.00
6-30-94    Current Value                                12.19803663        0.000     99.730     1,216.51
6-30-95    Current Value                                13.00465580        0.000     99.730     1,296.95
6-30-96    Current Value                                14.79181647        0.000     99.730     1,475.19
Cumulative Total Return                                                                           47.52% A
Average Annual Total Return                                                                       13.84% B

                                         Templeton Pacific Growth
6-30-93    Purchase                     $1,000.00      $10.89039681       91.824     91.824    $1,000.00
6-30-94    Current Value                                13.26191976        0.000     91.824     1,217.76
6-30-95    Current Value                                13.01539431        0.000     91.824     1,195.13
6-30-96    Current Value                                15.18114534        0.000     91.824     1,393.99
Cumulative Total Return                                                                           39.40% A
Average Annual Total Return                                                                       11.71% B

                                              Utility Equity
6-30-93    Purchase                     $1,000.00      $17.40075723       57.469     57.469    $1,000.00
6-30-94    Current Value                                14.39814174        0.000     57.469       827.44
6-30-95    Current Value                                16.90593418        0.000     57.469       971.56
6-30-96    Current Value                                20.28737569        0.000     57.469     1,165.89
Cumulative Total Return                                                                           16.59% A
Average Annual Total Return                                                                        5.25% B

A = (Accumulated Value as of June 30, 1996 - Accum. Value at Purch.)/Accum. Value at Purch.
B = [(A+1)^(1/3 Years)]-1

                                                 Original Purchase as of June 30, 1991
                                                  Valuation Date as of June 30, 1996

                                        Dollar                       Units This    Accum.      Accum.
   Date           Transaction           Amount       Unit Value        Trans.      Units       Value
   ----           -----------           ------       ----------        ------      -----       -----

                                Growth and Income
6-30-91    Purchase                     $1,000.00      $10.51433906       95.108     95.108    $1,000.00
6-30-92    Current Value                                11.40531634        0.000     95.108     1,084.74
6-30-93    Current Value                                12.87788053        0.000     95.108     1,224.79
6-30-94    Current Value                                13.00069386        0.000     95.108     1,236.47
6-30-95    Current Value                                15.11222373        0.000     95.108     1,437.30
6-30-96    Current Value                                18.14157976        0.000     95.108     1,725.41
Cumulative Total Return                                                                           72.54% A
Average Annual Total Return                                                                       11.53% B

                                Income Securities
6-30-91    Purchase                     $1,000.00      $12.05870281       82.928     82.928    $1,000.00
6-30-92    Current Value                                14.82244660        0.000     82.928     1,229.19
6-30-93    Current Value                                16.65047647        0.000     82.928     1,380.79
6-30-94    Current Value                                16.57666096        0.000     82.928     1,374.66
6-30-95    Current Value                                18.24244923        0.000     82.928     1,512.80
6-30-96    Current Value                                20.44085417        0.000     82.928     1,695.11
Cumulative Total Return                                                                           69.51% A
Average Annual Total Return                                                                       11.13% B

                                  Money Market
6-30-91    Purchase                     $1,000.00      $11.53755190       86.673     86.673    $1,000.00
6-30-92    Current Value                                11.85545160        0.000     86.673     1,027.55
6-30-93    Current Value                                11.99714210        0.000     86.673     1,039.83
6-30-94    Current Value                                12.16194540        0.000     86.673     1,054.12
6-30-95    Current Value                                12.62219925        0.000     86.673     1,094.01
6-30-96    Current Value                                13.11596925        0.000     86.673     1,136.81
Cumulative Total Return                                                                           13.68% A
Average Annual Total Return                                                                        2.60% B

                                 Utility Equity
6-30-91    Purchase                     $1,000.00      $12.47645987       80.151     80.151    $1,000.00
6-30-92    Current Value                                14.85824515        0.000     80.151     1,190.90
6-30-93    Current Value                                17.40075723        0.000     80.151     1,394.69
6-30-94    Current Value                                14.39814174        0.000     80.151     1,154.02
6-30-95    Current Value                                16.90593418        0.000     80.151     1,355.03
6-30-96    Current Value                                20.28737569        0.000     80.151     1,626.05
Cumulative Total Return                                                                           62.61% A
Average Annual Total Return                                                                       10.21% B

A = (Accumulated Value as of June 30, 1996 - Accum. Value at Purch.)/Accum. Value at Purch.
B = [(A+1)^(1/5 Years)]-1

                                             Original Purchase as of Sub-Account Inception
                                                     Valuation as of June 30, 1996


                                         Dollar                       Units This    Accum.      Accum.
   Date            Transaction           Amount        Unit Value       Trans.      Units        Value
   ----            -----------           ------        ----------       ------      -----        -----
                                              Capital Growth
 5-1-96    Purchase                      $1,000.00      $10.00000000     100.000    100.000    $1,000.00
6-30-96    Current Value                                 10.15737732       0.000    100.000     1,015.74
Cumulative Total Return                                                                            1.57% A
Average Annual Total Return                                                                           NA B

                                             Growth and Income
1-24-89    Purchase                      $1,000.00      $10.00000000     100.000    100.000    $1,000.00
1-24-90    Current Value                                  9.60621064       0.000    100.000       960.62
1-24-91    Current Value                                 10.04911751       0.000    100.000     1,004.91
1-24-92    Current Value                                 12.19460473       0.000    100.000     1,219.46
1-24-93    Current Value                                 12.76781499       0.000    100.000     1,276.78
1-24-94    Current Value                                 14.16249217       0.000    100.000     1,416.25
1-24-95    Current Value                                 13.34952631       0.000    100.000     1,334.95
1-24-96    Current Value                                 17.36302808       0.000    100.000     1,736.30
6-30-96    Current Value                                 18.14157976       0.000    100.000     1,814.16
Cumulative Total Return                                                                           81.42% A
Average Annual Total Return                                                                        8.34% B

                                             Income Securities
1-24-89    Purchase                      $1,000.00      $10.00000000     100.000    100.000    $1,000.00
1-24-90    Current Value                                 10.71309911       0.000    100.000     1,071.31
1-24-91    Current Value                                  9.95244729       0.000    100.000       995.24
1-24-92    Current Value                                 14.03346495       0.000    100.000     1,403.35
1-24-93    Current Value                                 15.41432935       0.000    100.000     1,541.43
1-24-94    Current Value                                 17.72926866       0.000    100.000     1,772.93
1-24-95    Current Value                                 16.36456156       0.000    100.000     1,636.46
1-24-96    Current Value                                 20.20965612       0.000    100.000     2,020.97
6-30-96    Current Value                                 20.44085417       0.000    100.000     2,044.09
Cumulative Total Return                                                                          104.41% A
Average Annual Total Return                                                                       10.09% B

                                               Money Market
1-24-89    Purchase                      $1,000.00      $10.00000000     100.000    100.000    $1,000.00
1-24-90    Current Value                                 10.67978818       0.000    100.000     1,067.98
1-24-91    Current Value                                 11.32877884       0.000    100.000     1,132.88
1-24-92    Current Value                                 11.75876120       0.000    100.000     1,175.88
1-24-93    Current Value                                 11.94239828       0.000    100.000     1,194.24
1-24-94    Current Value                                 12.07592840       0.000    100.000     1,207.59
1-24-95    Current Value                                 12.38828249       0.000    100.000     1,238.83
1-24-96    Current Value                                 12.92030455       0.000    100.000     1,292.03
6-30-96    Current Value                                 13.11596925       0.000    100.000     1,311.60
Cumulative Total Return                                                                           31.16% A
Average Annual Total Return                                                                        3.72% B

                                             Rising Dividends
1-27-92    Purchase                      $1,000.00      $10.00000000     100.000    100.000    $1,000.00
1-27-93    Current Value                                 10.69831588       0.000    100.000     1,069.83
1-27-94    Current Value                                 10.38483458       0.000    100.000     1,038.48
1-27-95    Current Value                                  9.97357881       0.000    100.000       997.36
1-27-96    Current Value                                 12.53425588       0.000    100.000     1,253.43
6-30-96    Current Value                                 13.31084899       0.000    100.000     1,331.08
Cumulative Total Return                                                                           33.11% A
Average Annual Total Return                                                                        6.67% B

                                                 Small Cap
11-1-95    Purchase                      $1,000.00      $10.00000000     100.000    100.000    $1,000.00
6-30-96    Current Value                                 11.97069680       0.000    100.000     1,197.07
Cumulative Total Return                                                                           19.71% A
Average Annual Total Return                                                                           NA B

                                    Templeton Developing Markets Equity
3-15-94    Purchase                      $1,000.00      $10.00000000     100.000    100.000    $1,000.00
3-15-95    Current Value                                  8.62834892       0.000    100.000       862.83
3-15-96    Current Value                                 10.29583833       0.000    100.000     1,029.58
6-30-96    Current Value                                 11.03044915       0.000    100.000     1,103.04
Cumulative Total Return                                                                           10.30% A
Average Annual Total Return                                                                        4.36% B

                                     Templeton Global Asset Allocation
 5-1-95    Purchase                      $1,000.00      $10.00000000     100.000    100.000    $1,000.00
 5-1-96    Current Value                                 11.25238519       0.000    100.000     1,125.24
6-30-96    Current Value                                 11.38243612       0.000    100.000     1,138.24
Cumulative Total Return                                                                           13.82% A
Average Annual Total Return                                                                       11.73% B

                                          Templeton Global Growth
3-15-94    Purchase                      $1,000.00      $10.00000000     100.000    100.000    $1,000.00
3-15-95    Current Value                                 10.10361217       0.000    100.000     1,010.36
3-15-96    Current Value                                 11.81545835       0.000    100.000     1,181.55
6-30-96    Current Value                                 12.47898971       0.000    100.000     1,247.90
Cumulative Total Return                                                                           24.79% A
Average Annual Total Return                                                                       10.13% B

                                      Templeton International Equity
1-27-92    Purchase                      $1,000.00      $10.00000000     100.000    100.000    $1,000.00
1-27-93    Current Value                                  9.54360836       0.000    100.000       954.36
1-27-94    Current Value                                 12.87738433       0.000    100.000     1,287.74
1-27-95    Current Value                                 11.94433728       0.000    100.000     1,194.43
1-27-96    Current Value                                 13.57666971       0.000    100.000     1,357.67
6-30-96    Current Value                                 14.79181647       0.000    100.000     1,479.18
Cumulative Total Return                                                                           47.92% A
Average Annual Total Return                                                                        9.25% B

                                 Templeton International Smaller Companies
 5-1-96    Purchase                      $1,000.00      $10.00000000     100.000    100.000    $1,000.00
6-30-96    Current Value                                 10.30704398       0.000    100.000     1,030.70
Cumulative Total Return                                                                            3.07% A
Average Annual Total Return                                                                           NA B

                                         Templeton Pacific Growth
1-27-92    Purchase                      $1,000.00      $10.00000000     100.000    100.000    $1,000.00
1-27-93    Current Value                                  9.92851087       0.000    100.000       992.85
1-27-94    Current Value                                 14.10178760       0.000    100.000     1,410.18
1-27-95    Current Value                                 11.94769270       0.000    100.000     1,194.77
1-27-96    Current Value                                 14.49670523       0.000    100.000     1,449.67
6-30-96    Current Value                                 15.18114534       0.000    100.000     1,518.11
Cumulative Total Return                                                                           51.81% A
Average Annual Total Return                                                                        9.89% B

                                              Utility Equity
1-24-89    Purchase                      $1,000.00      $10.00000000     100.000    100.000    $1,000.00
1-24-90    Current Value                                 11.48396786       0.000    100.000     1,148.40
1-24-91    Current Value                                 11.97256112       0.000    100.000     1,197.26
1-24-92    Current Value                                 14.23979461       0.000    100.000     1,423.98
1-24-93    Current Value                                 16.00386148       0.000    100.000     1,600.39
1-24-94    Current Value                                 16.50535338       0.000    100.000     1,650.54
1-24-95    Current Value                                 15.57082970       0.000    100.000     1,557.08
1-24-96    Current Value                                 19.81799065       0.000    100.000     1,981.80
6-30-96    Current Value                                 20.28737569       0.000    100.000     2,028.74
Cumulative Total Return                                                                          102.87% A
Average Annual Total Return                                                                        9.98% B

A = (Accumulated Value as of June 30, 1996 - Accum. Value at Purch.)/Accum. Value at Purch.
B = [(A+1)^(1/Years since Inception)]-1

                                           Performance Information of Selected Public Funds

                                              Original Purchase as of September 30, 1995
                                                Valuation Date as of September 30, 1996

                                                     Dollar          NAV Per       Shrs. This    Accum.    Net Asset
   Date                  Transaction                 Amount           Share          Trans.      Shrs.       Value
   ----                  -----------                 ------           -----          ------      -----       -----

                              Mutual Discovery Fund
9-30-95     Purchase                                 $1,000.00              $15.66      63.857     63.857    $1,000.00
12-29-95    Dividend Distribution ($.83/shr)             53.00               14.99       3.536     67.393     1,010.22
6-14-96     Dividend Distribution ($.35/shr)             23.59               16.89       1.397     68.789     1,161.85
9-30-96     Current Value                                                    17.23       0.000     68.789     1,185.24

Average Annual Total Return                                                                                     18.52% A

                               Mutual Shares Fund
9-30-95     Purchase                                 $1,000.00              $97.25      10.283     10.283    $1,000.00
12-29-95    Dividend Distribution ($12.14/shr)          124.83               85.63       1.458     11.741     1,005.35
6-14-96     Dividend Distribution ($3.00/shr)            35.22               91.93       0.383     12.124     1,114.53
9-30-96     Current Value                                                    93.69       0.000     12.124     1,135.87

Average Annual Total Return                                                                                     13.59% A

A = (Net Asset Value as of September 30, 1996 - Net Asset Value at Purch.)/Net Asset Value at Purch.

                                                     Dollar                        Units This    Accum.      Accum.
   Date                  Transaction                 Amount        Unit Value        Trans.      Units       Value
   ----                  -----------                 ------        ----------        ------      -----       -----

                     Mutual Discovery Securities Sub-Account
9-30-95     Purchase                                 $1,000.00        $17.03457804      58.704     58.704    $1,000.00
9-30-96     Current Value                                              19.89985017       0.000     58.704     1,168.20

Average Annual Total Return                                                                                     16.82% B

                      Mutual Shares Securities Sub-Account
9-30-95     Purchase                                 $1,000.00       $494.26676636       2.023      2.023    $1,000.00
9-30-96     Current Value                                             553.20141399       0.000      2.023     1,119.24

Average Annual Total Return                                                                                     11.92% B

B = (Accumulated Value as of September 30, 1996 - Accum. Value at Purch.)/Accum. Value at Purch.

                                              Original Purchase as of September 30, 1991
                                                Valuation Date as of September 30, 1996

                                                     Dollar          NAV Per       Shrs. This    Accum.     Net Asset
   Date                  Transaction                 Amount           Share          Trans.      Shrs.        Value
   ----                  -----------                 ------           -----          ------      -----        -----

                               Mutual Shares Fund
9-30-91     Purchase                                  $1,000.00             $66.67      14.999     14.999     $1,000.00
12-31-91    Dividend Distribution ($2.73/shr)             40.95              63.27       0.647     15.646        989.95
7-6-92      Dividend Distribution ($1.00/shr)             15.65              70.18       0.223     15.869      1,113.71
12-31-92    Dividend Distribution ($3.75/shr)             59.51              72.71       0.818     16.688      1,213.37
7-12-93     Dividend Distribution ($.70/shr)              11.68              79.65       0.147     16.835      1,340.87
12-31-93    Dividend Distribution ($6.99/shr)            117.67              80.56       1.461     18.295      1,473.86
7-11-94     Dividend Distribution ($.60/shr)              10.98              80.60       0.136     18.431      1,485.57
12-29-94    Dividend Distribution ($5.30/shr)             97.69              78.31       1.247     19.679      1,541.05
7-10-95     Dividend Distribution ($2.60/shr)             51.16              88.78       0.576     20.255      1,798.25
12-29-95    Dividend Distribution ($12.14/shr)           245.90              85.63       2.872     23.127      1,980.34
6-14-96     Dividend Distribution ($3.00/shr)             69.38              91.93       0.755     23.881      2,195.42
9-30-96     Current Value                                                    93.69       0.000     23.881      2,237.46
Cumulative Total Return                                                                                         123.75% A
Average Annual Total Return                                                                                      17.47% B

A = (Net Asset Value as of September  30, 1996 - Net Asset Value at  Purch.)/Net Asset Value at Purch.
B = [(A+1)^(1/5 Years)]-1

                                                     Dollar                        Units This    Accum.      Accum.
   Date                  Transaction                 Amount         Unit Value       Trans.      Units        Value
   ----                  -----------                 ------         ----------       ------      -----        -----

                      Mutual Shares Securities Sub-Account
9-30-91     Purchase                                  $1,000.00      $266.34154236       3.755      3.755     $1,000.00
9-30-92     Current Value                                             298.69304214       0.000      3.755      1,121.47
9-30-93     Current Value                                             370.30580394       0.000      3.755      1,390.34
9-30-94     Current Value                                             400.78402346       0.000      3.755      1,504.77
9-30-95     Current Value                                             494.26676636       0.000      3.755      1,855.76
9-30-96     Current Value                                             553.20141399       0.000      3.755      2,077.04
Cumulative Total Return                                                                                         107.70% C
Average Annual Total Return                                                                                      15.74% D

C = (Accumulated Value as of September 30, 1996 - Accum. Value at Purch.)/Accum. Value at Purch.
D = [(C+1)^(1/5 Years)]-1

                                              Original Purchase as of September 30, 1986
                                                Valuation Date as of September 30, 1996

                                                     Dollar          NAV Per       Shrs. This    Accum.     Net Asset
   Date                  Transaction                 Amount           Share          Trans.      Shrs.        Value
   ----                  -----------                 ------           -----          ------      -----        -----

                               Mutual Shares Fund
9-30-86     Purchase                                  $1,000.00             $63.86      15.659     15.659     $1,000.00
1-9-87      Dividend Distribution ($5.65/shr)             88.47              60.08       1.473     17.132      1,029.28
7-17-87     Dividend Distribution ($1.35/shr)             23.13              71.24       0.325     17.457      1,243.60
12-31-87    Dividend Distribution ($5.26/shr)             91.82              58.12       1.580     19.036      1,106.39
7-15-88     Dividend Distribution ($1.75/shr)             33.31              70.00       0.476     19.512      1,365.86
12-29-88    Dividend Distribution ($5.93/shr)            115.71              67.38       1.717     21.230      1,430.45
6-23-89     Dividend Distribution ($1.85/shr)             39.27              74.45       0.528     21.757      1,619.81
12-29-89    Dividend Distribution ($8.79/shr)            191.24              66.80       2.863     24.620      1,644.62
6-18-90     Dividend Distribution ($.75/shr)              18.47              66.20       0.279     24.899      1,648.31
12-31-90    Dividend Distribution ($3.48/shr)             86.65              56.16       1.543     26.442      1,484.97
7-8-91      Dividend Distribution ($.90/shr)              23.80              63.59       0.374     26.816      1,705.23
12-31-91    Dividend Distribution ($2.73/shr)             73.21              63.27       1.157     27.973      1,769.86
7-6-92      Dividend Distribution ($1.00/shr)             27.97              70.18       0.399     28.372      1,991.13
12-31-92    Dividend Distribution ($3.75/shr)            106.39              72.71       1.463     29.835      2,169.30
7-12-93     Dividend Distribution ($.70/shr)              20.88              79.65       0.262     30.097      2,397.24
12-31-93    Dividend Distribution ($6.99/shr)            210.38              80.56       2.611     32.709      2,635.01
7-11-94     Dividend Distribution ($.60/shr)              19.63              80.60       0.243     32.952      2,655.94
12-29-94    Dividend Distribution ($5.30/shr)            174.65              78.31       2.230     35.182      2,755.13
7-10-95     Dividend Distribution ($2.60/shr)             91.47              88.78       1.030     36.213      3,214.96
12-29-95    Dividend Distribution ($12.14/shr)           439.62              85.63       5.134     41.347      3,540.51
6-14-96     Dividend Distribution ($3.00/shr)            124.04              91.93       1.349     42.696      3,925.04
9-30-96     Current Value                                                    93.69       0.000     42.696      4,000.18
Cumulative Total Return                                                                                         300.02% A
Average Annual Total Return                                                                                      14.87% B

A = (Net Asset Value as of September  30, 1996 - Net Asset Value at  Purch.)/Net Asset  Value  at  Purch.
B = [(A+1)^(1/10 Years)]-1

                                                     Dollar                        Units This    Accum.      Accum.
   Date                  Transaction                 Amount         Unit Value       Trans.      Units        Value
   ----                  -----------                 ------         ----------       ------      -----        -----

                      Mutual Shares Securities Sub-Account
9-30-86     Purchase                                  $1,000.00      $160.16912615       6.243      6.243     $1,000.00
9-30-87     Current Value                                             207.12736533       0.000      6.243      1,293.18
9-30-88     Current Value                                             218.64162680       0.000      6.243      1,365.07
9-30-89     Current Value                                             261.57455082       0.000      6.243      1,633.11
9-30-90     Current Value                                             218.12900815       0.000      6.243      1,361.87
9-30-91     Current Value                                             266.34154236       0.000      6.243      1,662.88
9-30-92     Current Value                                             298.69304214       0.000      6.243      1,864.86
9-30-93     Current Value                                             370.30580394       0.000      6.243      2,311.97
9-30-94     Current Value                                             400.78402346       0.000      6.243      2,502.26
9-30-95     Current Value                                             494.26676636       0.000      6.243      3,085.91
9-30-96     Current Value                                             553.20141399       0.000      6.243      3,453.86
Cumulative Total Return                                                                                         245.39% C
Average Annual Total Return                                                                                      13.20% D

C = (Accumulated Value as of September 30, 1996 - Accum. Value at Purch.)/Accum. Value at Purch.
D = [(C+1)^(1/10 Years)]-1

                                                   Original Purchase as of Inception
                                                  Valuation as of September 30, 1996

                                                     Dollar          NAV Per      Shrs. This    Accum.    Net Asset
   Date                  Transaction                 Amount           Share         Trans.      Shrs.       Value
   ----                  -----------                 ------           -----         ------      -----       -----
                              Mutual Discovery Fund
12-31-92    Purchase                                  $1,000.00            $10.00     100.000    100.000    $1,000.00
12-31-93    Dividend Distribution ($.53/shr)              53.00             12.93       4.099    104.099     1,346.00
7-11-94     Dividend Distribution ($.20/shr)              20.82             13.28       1.568    105.667     1,403.25
12-29-94    Dividend Distribution ($.77/shr)              81.36             12.52       6.499    112.165     1,404.31
7-10-95     Dividend Distribution ($.13/shr)              14.58             14.49       1.006    113.172     1,639.86
12-29-95    Dividend Distribution ($.83/shr)              93.93             14.99       6.266    119.438     1,790.38
6-14-96     Dividend Distribution ($.35/shr)              41.80             16.89       2.475    121.913     2,059.11
9-30-96     Current Value                                                   17.23       0.000    121.913     2,100.56
Cumulative Total Return                                                                                       110.06% A
Average Annual Total Return                                                                                    21.90% B

A = (Net Asset Value as of September  30, 1996 - Net Asset Value at  Purch.)/Net Asset Value at Purch.
B = [(A+1)^(1/Years since Inception)]-1

                                                     Dollar                       Units This    Accum.      Accum.
   Date                  Transaction                 Amount        Unit Value       Trans.      Units       Value
   ----                  -----------                 ------        ----------       ------      -----       -----
                     Mutual Discovery Securities Sub-Account
12-31-92    Purchase                                  $1,000.00      $10.00000000     100.000    100.000    $1,000.00
12-31-93    Current Value                                             13.39109512       0.000    100.000     1,339.11
12-31-94    Current Value                                             13.67637317       0.000    100.000     1,367.64
12-31-95    Current Value                                             17.33223864       0.000    100.000     1,733.22
9-30-96     Current Value                                             19.89985017       0.000    100.000     1,989.99
Cumulative Total Return                                                                                        99.00% C
Average Annual Total Return                                                                                    20.14% D

C = (Accumulated Value as of September 30, 1996 - Accum. Value at Purch.)/Accum. Value at Purch.
D = [(C+1)^(1/Years since Inception)]-1